PURCHASE OF U.S. PAPER MILLS	12 Months Ended
Dec. 31, 2015
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Net [Abstract]
Business Combination Disclosure [Text Block]
5.	PURCHASE of U.S. PAPER MILLS

On January 7, 2015, the company acquired, through a wholly owned subsidiary, the Biron paper mill located in Wisconsin, U.S. and the Rumford pulp and paper mill located in Maine, U.S. for consideration of $73.9 million (US$62.4 million). The acquisition was financed through advances under the company’s ABL Facility, which was amended to increase the maximum amount of credit available thereunder from $175.0 million to $225.0 million. The company also completed a US$25.0 million offering of its PIK Toggle Senior Notes (“Offered Notes”) thereby increasing the principal amount of its outstanding 2017 Notes to US$260.5 million. The Offered Notes were issued at a 20% discount to face value with the company receiving gross proceeds of US$20.0 million. The acquisition price of US$62.4 million is subject to potential adjustment based on the final statement of net working capital as of January 7, 2015 to be mutually agreed to between Catalyst Paper and Verso Corporation.

We account for this business combination using the acquisition method and the results of the Biron and Rumford mills have been included in the consolidated earnings of the company since its date of acquisition on January 7, 2015.

Fair value valuation

We engaged an independent financial advisor to assist us in the determination of the fair value of the purchased assets and assumed liabilities. The fair value was estimated using three valuation methods: (i) discounted cash flow analysis (DCF), (ii) guideline public company multiples analysis, and (iii) precedent transactions analysis. The fair value was determined primarily based on the DCF analysis.

The DCF analysis determines the value of an asset or business by calculating the present value of expected future cash flows to be generated by that asset or business. The company’s discount rate, defined as the blended rate of return required by debt and equity investors, was estimated to be 13%. Expected future cash flows were based on unlevered after-tax free cash flows, a five-year projection period, and an estimated value beyond the projection period known as a terminal value. Cash flow projections incorporated various assumptions, including future product sales prices based on independent, published market forecasts and future cost trends based on the company’s operating history. The fair value of the assets purchased and liabilities assumed calculated using the DCF analysis was $137.5 million (US$116.0 million).

The guideline public company multiples analysis estimates the value of the assets and liabilities based on a relative comparison with other publicly traded companies with similar operating and financial characteristics. Under this valuation methodology, the enterprise values the assets and liabilities of these publicly traded companies. The implied multiple as of January 7, 2015 was estimated to be 4.4 X 2015 projected EBITDA and 5.7 X 2015 projected EBITDA for the Biron mill and Rumford mill, respectively.

The precedent transactions analysis estimates fair value based on a relative comparison with transactions in the forestry industry and speciality paper making industry, over the most recent two years to the acquisition date. Based on the transactions identified and reviewed, the implied fair value/production capacity multiple as of January 7, 2015 was US$136 per ton and US$112 per ton for the Biron mill and Rumford mill, respectively.

Allocation of purchase price to assets and liabilities

The fair value of the purchased assets and assumed liabilities was assigned to assets and liabilities in accordance with the acquisition method of accounting for business combinations, which requires recording assets and liabilities other than deferred income taxes and pension and OPEB projected benefit obligations be initially recorded at their fair value. The amount of deferred income taxes for the purchased assets and assumed liabilities was determined in accordance with FASB ASC 740. See note 19, Income taxes, for additional information.

Fair value estimates were based on the following approaches:

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Inventories: Fair value of finished goods inventories was based on estimated selling prices less selling costs, shipping costs and a seller’s profit allowance. The fair values of raw materials and work in process inventories were estimated to approximate their carrying values. The fair value of mill stores and other supplies inventories was based on replacement cost for high-turnover items and on replacement cost less economic obsolescence for low-turnover items.

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Fixed assets: Fair value of construction in progress was estimated to approximate carrying value. The fair value of land was based on the most recent property tax assessments. The fair value of other fixed assets was based on the cost valuation method and the income valuation method. The cost valuation method estimates fair value based on the estimated replacement cost of an asset, adjusted for various factors including physical deterioration, technological obsolescence, economic life, and significant maintenance or betterment projects expected in the foreseeable future and the income valuation method estimates fair value based on a DCF analysis.

⋅	All other assets and liabilities assumed were recorded at the book value on the date of acquisition, which approximated fair value.

As of September 30, 2015, adjustments were made to the preliminary fair value allocation to the pension liability, other post-employment benefits (OPEB) liability, and the long-term environmental remedial obligations assumed as of the date of acquisition date of January 7, 2015. The present value of the future pension liability was reduced by $4.4 million and an OPEB liability was recognized with a fair value of $3.1 million based on finalized actuarial assumptions, and the long-term environmental remedial obligations were reduced by $1.4 million based on the final determination of the expected date of future remediation of the Rumford landfill site, with a related increase to the bargain purchase gain and an increase to taxes previously reported.

As of June 30, 2015, an adjustment was made to the preliminary fair value allocation to workers compensation and accrued payroll liabilities based on additional evidence supporting the fair value of these liabilities as of the acquisition date of January 7, 2015. The revised fair value of workers compensation liabilities was based on an actual determination made by the company’s insurance broker, while the revised fair value of accrued payroll liabilities was based on payments made to employees subsequent to the date of acquisition. This adjustment resulted in an increase of $2.9 million to the bargain purchase gain previously reported.

The final allocation to the assets acquired and liabilities assumed on the basis of their respective fair values as at January 7, 2015 is as follows:

January 7, 2015
Assets acquired:
Accounts receivable	$56.1
Inventories	80.8
Prepaids and other	0.9
Property, plant and equipment	91.7
Long-term assets	0.2
229.7
Liabilities assumed:
Accounts payable and accruals	$65.6
Long-term environmental remedial obligations	4.6
Long-term employee future benefits	10.0
Other long-term liabilities	5.0
Deferred income tax liability	26.7
111.9
Fair value of acquired net assets	$117.8
Consideration paid	$73.9

The excess of the fair value assigned to the net assets acquired over the purchase price has been recognized in other income as a gain of $43.9 million. The company realized a gain on the asset purchase as it was a forced agreement. Verso Corporation sold the Biron and Rumford mills to comply with an antitrust settlement with the U.S. Department of Justice whereby the pending merger of Verso Corporation and NewPage was made conditional on the sale of the U.S. paper mills.

The company incurred acquisition related costs which have been recognized in selling, general and administrative expenses of $4.5 million.

The amount of sales and net earnings of the U.S. mills included in our consolidated statement of operations from the date of acquisition, through the period ended December 31, 2015, was as follows:

January 7, 2015 to December 31, 2015
Sales	$885.6
Net loss	(14.9)

The mills are financially and operationally self-sustaining and accordingly, the current rate method has been used for the translation of its financial statements to Canadian dollars upon consolidation.

The following unaudited pro forma information reflects our consolidated results of operations as if the acquisition had taken place January 1, 2014. The unaudited pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of these periods nor is it necessarily indicative of future results. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from synergies or other operational improvements.

	2015 [1]	2014
Sales	$1,991.1	$1,955.8
Net loss	(49.4)	(106.9)

1	The amount of sales and net earnings of the U.S. mills included in our consolidated statement of operations are from January 7, 2015 to December 31, 2015.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are: (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact. These adjustments include, but are not limited to, the application of our accounting policies; elimination of related party transactions; depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets including contracts assumed; and interest expense on acquisition related debt.